                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /x/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement           / / Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
/x/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                  ORCAD, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                  ORCAD, INC.
                            9300 S.W. NIMBUS AVENUE
                              BEAVERTON, OR 97008
                                 (503) 671-9500
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 19, 1997
                            ------------------------

To the Shareholders of OrCAD, Inc.:


     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders (the "Annual Meeting") of OrCAD, Inc. (the "Company") will be held on Thursday, June 19, 1997, at 1:30 p.m., local time, at the Crowne Plaza, 14811 Kruse Oaks Blvd., Lake Oswego, Oregon 97035 for the following purposes:


          1. ELECTION OF DIRECTORS.  To elect five directors;

          2. AMENDMENT OF 1995 STOCK INCENTIVE PLAN. To approve and adopt amendments to the Company's 1995 Stock Incentive Plan;

          3. RATIFICATION OF APPOINTMENT OF AUDITORS. To ratify the appointment by the Board of Directors of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending December 31, 1997; and

          4. OTHER BUSINESS. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors of the Company has fixed the close of business on April 24, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                          By Order of the Board,

                                          /s/ MICHAEL F. BOSWORTH
                                          Michael F. Bosworth
                                          President, Chief Executive Officer,
                                          and Chairman of the Board

Beaverton, Oregon

April 30, 1997


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE DATE, SIGN AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                  ORCAD, INC.
                            9300 S.W. NIMBUS AVENUE
                              BEAVERTON, OR 97008
                                 (503) 671-9500
                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 19, 1997
                            ------------------------

                                  INTRODUCTION

GENERAL

     This Proxy Statement is being furnished to the shareholders of OrCAD, Inc., a Delaware corporation ("OrCAD" or the "Company"), as part of the solicitation of proxies by the Company's Board of Directors (the "Board of Directors") from holders of the outstanding shares of OrCAD common stock, par value $.01 per share (the "Common Stock"), for use at the Company's Annual Meeting of Shareholders to be held at 1:30 p.m. on June 19, 1997, and at any adjournments or postponements thereof, (the "Annual Meeting"). At the Annual Meeting, shareholders will be asked to elect five members of the Board of Directors, approve amendments to the Company's 1995 Stock Incentive Plan, ratify the appointment by the Board of Directors of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending December 31, 1997, and transact such other business as may properly come before the meeting or any adjournments or postponements thereof. This Proxy Statement, together with the enclosed proxy card, is first being mailed to shareholders of OrCAD on or about May 8, 1997.

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     The Board of Directors has fixed the close of business on April 24, 1997, as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of Common Stock at the close of business on such date will be entitled to vote at the Annual Meeting, with each such share entitling its owner to one vote on all matters properly presented at the Annual Meeting. On the record date, there were approximately 1,458 beneficial holders of the 6,712,641 shares of Common Stock then outstanding. The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR THE ELECTION OF THE FIVE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS, FOR APPROVAL OF THE AMENDMENTS TO THE COMPANY'S 1995 STOCK INCENTIVE PLAN AND FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997. The Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote the shares represented by such proxy upon such matters as determined by a majority of the Board of Directors.

     A shareholder may revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, Corporate Secretary, OrCAD, Inc., 9300 S.W. Nimbus Avenue, Beaverton, Oregon 97008, or by attending the Annual Meeting and voting in person. All valid, unrevoked proxies will be voted at the Annual Meeting.

                             ELECTION OF DIRECTORS

     At the Annual Meeting, five directors will be elected. Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of the persons named below as nominees. The Board of Directors believes that the nominees will stand for election and will serve if elected as directors. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend.

     INFORMATION AS TO NOMINEES. The following table sets forth the names of the Board of Directors' nominees for election as a director. Also set forth is certain other information with respect to each such person's age at April 24, 1997, principal occupation or employment during the past five years, the periods during which he has served as a director of OrCAD and positions currently held with OrCAD.

                                                    DIRECTOR
                                            AGE      SINCE          POSITIONS HELD WITH ORCAD
                                            ---     --------   ------------------------------------
    Nominees:
      Michael F. Bosworth.................  49        1991     President, Chief Executive Officer,
                                                                 and Chairman of the Board
      Stephen W. Director.................  53        1991     Director
      John C. Savage......................  49        1991     Director
      Richard P. Magnuson.................  41        1991     Director
      James B. Moon.......................  50        1995     Director

     Michael F. Bosworth. Mr. Bosworth was named Chairman of the Board of Directors in February 1997 and has served as President, Chief Executive Officer and a member of the Board of Directors of the Company since October 1991. From April 1986 through September 1991, he served as President and Chief Executive Officer of Context Corporation, initially a subsidiary of Mentor Graphics Corporation and later a division of Mentor Graphics Corporation.

     Stephen W. Director. Dr. Director has served as a member of the Board of Directors of the Company since January 1991. In July 1996, Dr. Director accepted the position of Dean of Engineering at the University of Michigan. Dr. Director served as the Dean of the College of Engineering and U.A., and Helen Whitaker University Professor of Electrical and Computer Engineering at Carnegie Mellon University from July 1991 through June 1996. In 1982 he founded the SRC-CMU Research Center for Computer-Aided Design and served as its Director from 1982 to 1989. Dr. Director also serves on the Technical Advisory Boards of Nextwave, Inc., LSI Logic Corporation and Autogate Logic, Inc.

     John C. Savage. Mr. Savage has served as a member of the Board of Directors of the Company since September 1991. Since June 1990, Mr. Savage has been Managing General Partner of Glenwood Capital Partners, L.P., and since 1995 has been General Partner of Redwood Partners; both are affiliated venture buyout firms. Mr. Savage also serves as a director of FileNet Corporation and Mattson Technology, Inc.

     Richard P. Magnuson. Mr. Magnuson has served as a member of the Board of Directors of the Company since September 1991. He is a private venture capital investor. He served as General Partner of Menlo Ventures, a private venture capital firm, from 1984 to 1996. Mr. Magnuson serves as a director of two public companies: Rogue Wave Software and California Water Service Company. He also serves as a director of several privately-held companies.

     James B. Moon. Mr. Moon has served as a member of the Board of Directors of the Company since December 1995. Mr. Moon has served as the President and the Chief Executive Officer of Protocol Systems, Inc. since 1987. Mr. Moon also serves as the Chairman of the Board of Directors of Protocol Systems, Inc.

     Board of Directors Committees and Nominations by Shareholders. The Board of Directors acts as a nominating committee for selecting nominees for election as directors. The Company's bylaws also permit shareholders to make nominations for the election of directors, if such nominations are made pursuant to timely notice in writing to the Company's Secretary. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the date of the meeting, provided that at least 60 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders. If less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received by the Company not later than the close of business on the tenth day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made. A shareholder's notice of nomination must also set forth certain information specified in Article II, Section 2.10 of the Company's bylaws concerning each person the shareholder proposes to nominate for election and the nominating shareholder.

     The Board of Directors has appointed a standing Audit Committee which, during the fiscal year ended December 31, 1996, conducted one meeting. The members of the Audit Committee currently are Messrs. Savage and Magnuson. The Audit Committee reviews the scope of the independent annual audit, the independent public accountants' letter to the Board of Directors concerning the effectiveness of the Company's internal financial and accounting controls and the Board of Directors' response to that letter, if deemed necessary. The Board of Directors also has appointed a Compensation Committee which reviews executive compensation and makes recommendations to the full Board regarding changes in compensation, and also administers the Company's stock option plans. During the fiscal year ended December 31, 1996, the Compensation Committee held 6 meetings. The members of the Compensation Committee currently are Messrs. Savage and Magnuson.

     During 1996 the Company's Board of Directors held 6 meetings. Each incumbent director attended more than 75% of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by all committees of the Board on which he served during the period that he served.

     Director Compensation. The members of the Company's Board of Directors were not compensated for their service on the Board in 1996, but were reimbursed for out-of-pocket and travel expenses incurred in attending Board meetings. Beginning in 1997, the nonemployee members of the Board of Directors will receive an annual cash stipend of $5,000. In addition, under the Company's 1995 Stock Option Plan for Nonemployee Directors, each person who becomes a nonemployee director automatically receives an initial option to purchase 20,000 shares of the Company's Common Stock at the time such person is first elected to the Board of Directors. Each nonemployee director automatically receives additional annual grants of options to purchase 5,000 shares after each annual meeting of shareholders, provided the nonemployee director continues to serve in that capacity. Options vest and become exercisable on the date of grant.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ITS NOMINEES FOR DIRECTOR. If a quorum is present, the Company's bylaws provide that directors are elected by a plurality of the votes cast by the shares entitled to vote. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting, but are not counted and have no effect on the determination of whether a plurality exists with respect to a given nominee.

                                   MANAGEMENT

EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the executive officers of the Company.


                    NAME                   AGE                      POSITION
    -------------------------------------  ---     -------------------------------------------
    Greg Applegate.......................  36      Vice President of Sales
    Michael F. Bosworth..................  49      President, Chief Executive Officer,
                                                     and Chairman of the Board
    P. David Bundy.......................  42      Vice President of Finance and Secretary
    Gerald Fahrenkopf....................  44      Vice President of Research and Development
    Stuart A. Harrington.................  36      Vice President
    James Plymale........................  30      Vice President of Marketing


     Information concerning the principal occupation of Mr. Bosworth is set forth under the heading "Election of Directors." Information concerning the principal occupation during at least the last five years of the executive officers of the Company who are not also directors of the Company is set forth below.


     Greg Applegate. Mr. Applegate has served as the Company's Vice President of Sales since November 1996. Prior to that, he was the Company's Director of Sales. Mr. Applegate joined the Company in October 1993. Prior to joining the Company he spent 4 years as a Senior Sales Representative with INTERSOLV, Inc.


     P. David Bundy. Mr. Bundy has served as the Company's Vice President of Finance and Corporate Secretary since November 1991. Mr. Bundy served as Controller upon joining the Company in October 1989.

     Gerald Fahrenkopf. Mr. Fahrenkopf has served as the Company's Vice President of Research and Development since June 1994. From March through May 1994, he served as the Company's Vice President of Marketing, and as Vice President of Engineering Services from March 1993 to March 1994. Mr. Fahrenkopf joined OrCAD in 1988.

     James Plymale. Mr. Plymale has served as the Company's Vice President of Marketing since October 1995. From June 1993 through October 1995, he served as the Company's Director of Product Marketing, and from March 1992 through June 1993, he served as the Company's Product Marketing Manager. From 1990 to March 1992, Mr. Plymale served in various capacities at Phase III Logic.

     Stuart A. Harrington. Mr. Harrington has served as Vice President of the Company since December 1995, and has served as President of OrCAD Japan K.K. since December 1995. Mr. Harrington was a founder of Intelligent Systems, Japan and served as its President from 1990 through November 1995.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides certain summary information concerning compensation of the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company (the "named executive officers") for the fiscal years ending December 31, 1995 and 1996.

                                                                         LONG-TERM
                                                                        COMPENSATION
                                                                        ------------
                                                                         SECURITIES
                                                                         UNDERLYING
                                               ANNUAL COMPENSATION         STOCK
                                               --------------------       OPTIONS         ALL OTHER
    NAME AND PRINCIPAL POSITION       YEAR      SALARY       BONUS        GRANTED        COMPENSATION
------------------------------------  ----     --------     -------     ------------     ------------
Michael F. Bosworth.................  1996     $149,972     $46,667       $     --        $  5,806(1)
  President, Chief Executive          1995      139,130      22,639         62,854           1,488(1)
     Officer,
  and Chairman of the Board
P. David Bundy......................  1996       94,972      12,537             --           3,167(1)
  Vice President of Finance           1995       88,402       4,528         11,428             850(1)
  and Secretary
Gerald Fahrenkopf...................  1996      114,972      21,593             --           4,086(1)
  Vice President of                   1995      114,540      13,584          8,571           1,119(1)
  Research and Development
Stuart A. Harrington................  1996      195,430          --             --          21,721(2)
  Vice President                      1995       16,286(3)       --             --                --
James Plymale.......................  1996      104,972      17,065             --           3,356(1)
  Vice President of Marketing         1995       94,580       9,056         14,285             801(1)

---------------
(1) Represents matching contribution to 401(k) Plan on behalf of named executive officer.

(2) Represents rent allowance paid on behalf of named executive officer.

(3) Mr. Harrington became a Vice President of the Company in December 1995.

STOCK OPTIONS

     No options were granted to the named executive officers during the year ended December 31, 1996.

OPTION EXERCISES AND HOLDINGS

     The following table provides information, with respect to the named executive officers, concerning the exercise of stock options during the year ended December 31, 1996, and unexercised options held as of December 31, 1996.

                                                              NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                                   OPTIONS AT                    OPTIONS AT
                                 SHARES                         DECEMBER 31, 1996           DECEMBER 31, 1996(2)
                               ACQUIRED ON      VALUE      ---------------------------   --------------------------
            NAME                EXERCISE     REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-----------------------------  -----------   -----------   -----------   -------------   -----------   ------------
Michael F. Bosworth..........     50,000      $ 532,000       62,084         76,478       $ 574,082      $634,319
P. David Bundy...............      5,000         52,000       26,550         11,306         258,989        89,239
Gerald Fahrenkopf............      5,000         50,750       27,810         10,046         274,550        82,678
Stuart A. Harrington.........         --             --           --             --              --            --
James Plymale................     17,000        192,550        5,701         20,155          44,738       172,700

---------------
(1) The value realized is based on the difference between the market price at the time of exercise of the options and the applicable exercise price.

(2) Represents the total gain which would be realized if all in-the-money options held at December 31, 1996 were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and the fair market value of $10.50 per share at December 31, 1996. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

              APPROVAL OF AMENDMENTS TO 1995 STOCK INCENTIVE PLAN

     The Company maintains its 1995 Stock Incentive Plan (the "1995 Plan") to provide incentives to the Company's key employees and others who provide services to the Company. The Board of Directors believes that the availability of stock incentives is an important factor in the Company's ability to attract and retain the best available personnel for positions of substantial responsibility and to provide an incentive for them to exert their best efforts on behalf of the Company. A total of 2,000,000 shares of Common Stock have been reserved for issuance under the 1995 Plan.

     The Board of Directors has approved, and recommends shareholder adoption of, amendments to the 1995 Plan to conform its provisions to certain requirements of the regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and certain other amendments that principally relate to the elimination of certain restrictions in the 1995 Plan that are no longer necessary or appropriate based on recent changes to the rules promulgated by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934.


     The following discussion is intended only as a summary of the material provisions of the 1995 Plan. Shareholders are encouraged to review the complete copy of the 1995 Plan, which is included herein as Appendix A and marked to indicate the proposed amendments, in its entirety before voting on this proposal.


     The 1995 Plan, which was approved by the Company's shareholders on December 15, 1995, provides for grants of both "incentive stock options" within the meaning of Section 422 of the Code and "non-qualified stock options" which are not qualified for treatment under Section 422 of the Code, and for direct stock grants and sales to employees or consultants of the Company. As of April 24, 1997, approximately 129 persons were eligible to participate in the 1995 Plan. In addition, the 1995 Plan has been amended to include nonemployee directors within the definition of "consultant," making such persons eligible to participate in the 1995 Plan. Because the directors, officers and employees of the Company who may participate in the 1995 Plan and the amount of their options will be determined by the Compensation Committee in its discretion, it is not possible to state the names or positions of, or the number of options that may be granted to, the Company's directors, officers and employees. However, as amended, no employee may receive options under the 1995 Plan for more than 100,000 shares of Common Stock in any one fiscal year, except that options for up to an additional 100,000 shares of Common Stock may be granted in connection with a person's initial employment with the Company.

     The administration of the 1995 Plan has been delegated to the Compensation Committee of the Board of Directors (the "Committee"). In addition to determining who will be granted options, the Committee has the authority and discretion to determine when options will be granted and the number of options to be granted and whether the options will be incentive stock options or non-qualified stock options. Only "employees" of the Company as that term is defined in the Code will be entitled to receive Incentive Stock Options. See "Federal Income Tax Consequences" below. The Committee also may determine the time or times when each option becomes exercisable, the duration of the exercise period for options and the form or forms of the instruments evidencing options granted under the Plan. The Committee also may construe the Plan and the provisions in the instruments evidencing options granted under the Plan to participants and is empowered to make all other determinations deemed necessary or advisable for the administration of the Plan.

     The term of each option granted under the 1995 Plan will be ten years from the date of grant, or such shorter period as may be established at the time of the grant. An option granted under the 1995 Plan may be exercised at such times and under such conditions as determined by the Compensation Committee. If a person who has been granted an option ceases to be an employee or consultant of the Company, such person may exercise that option only during the three month period after the date of termination, and only to the extent that the option was exercisable on the date of termination. If a person who has been granted an option ceases to be an employee or consultant as a result of such person's total and permanent disability, such person may exercise that option at any time within twelve months after the date of termination, but only to the extent that the option was exercisable on the date of termination. The 1995 Plan has been amended to provide that, except as otherwise provided by the Compensation Committee at the time an option is granted, no option granted under the 1995 Plan is transferable other than at death, and each option is exercisable during the life of the optionee only by the optionee. In the event of the death of a person who has received an option, the option generally may be exercised by a person who acquired the option by bequest or inheritance during the twelve month period after the date of death to the extent that such option was exercisable at the date of death.

     The exercise price of incentive stock options granted under the 1995 Plan may not be less than the fair market value of a share of Common Stock on the last market trading day prior to the date of grant of the option. For nonqualified stock options, the 1995 Plan has been amended to provide that the exercise price may be less than, equal to, or greater than the fair market value of the Common Stock on the date of grant, provided that the Compensation Committee must specifically determine that any option grant at an exercise price less than fair market value is in the best interests of the Company. The consideration to be paid upon exercise of an option, including the method of payment, will be determined by the Compensation Committee and may consist entirely of cash, check, shares of Common Stock, such other consideration and method of payment permitted by applicable law or any combination of such methods of payment as permitted by the Compensation Committee. The Compensation Committee has the authority to reset the price of any stock option after the original grant and before exercise. In the event of stock dividends, splits, and similar capital changes, the 1995 Plan provides for appropriate adjustments in the number of shares available for option and the number and option prices of shares subject to outstanding options.

     In the event of a proposed sale of all or substantially all of the assets of the Company, or a merger of the Company with and into another corporation, outstanding options shall be assumed or equivalent options shall be substituted by such successor corporation, unless the Committee provides all option holders with the right to immediately exercise all of their options, whether vested or unvested. In the event of a proposed dissolution or liquidation of the Company, outstanding options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In such a situation, the Board is authorized to give option holders the right to immediately exercise all of their options, whether vested or unvested.

     The 1995 Plan will continue in effect until December 2005, unless earlier terminated by the Board of Directors, but such termination will not affect the terms of any options outstanding at that time. The Board of Directors may amend, terminate or suspend the 1995 Plan at any time. Amendments to the 1995 Plan must be approved by shareholders if required by applicable tax, securities or other law or regulation.

     The issuance of shares of Common Stock upon the exercise of options is subject to registration with the Securities and Exchange Commission of the shares reserved by the Company under the 1995 Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The federal income tax discussion set forth below is included for general information only. Optionees are urged to consult their tax advisors to determine the particular tax consequences applicable to them, including the application and effect of foreign, state and local income and other tax laws.

     Incentive Stock Options . Certain options authorized to be granted under the 1995 Plan are intended to qualify as incentive stock options for federal income tax purposes. Under federal income tax law currently in effect, the optionee will recognize no income upon grant or upon a proper exercise of an incentive stock option. If an employee exercises an incentive stock option and does not dispose of any of the option shares within two years following the date of grant and within one year following the date of exercise, then any gain realized upon subsequent disposition of the shares will be treated as income from the sale or exchange of a capital asset. If an employee disposes of shares acquired upon exercise of an incentive stock option before the expiration or either the one-year holding period or the two-year waiting period, any amount realized will be taxable as ordinary compensation income in the year of such disqualifying disposition to the extent that the lesser of the fair market value of the shares on the exercise date or the proceeds of the sale of the shares exceeds the exercise price.

     Non-qualified Stock Options. Certain options authorized to be granted under the 1995 Plan will be treated as non-qualified stock options for federal income tax purposes. Under federal income tax law presently in effect, no income is realized by the grantee of a non-qualified stock option pursuant to the 1995 Plan until the option is exercised. At the time of exercise of a non-qualified stock option, the optionee will realize ordinary compensation income, and the Company will be entitled to a deduction, in the amount by which the market value of the shares subject to the option at the time of exercise exceeds the exercise price. Upon the sale of shares acquired upon exercise of a non-qualified stock option, the excess of the amount realized from the sale over the market value of the shares on the date of exercise will be taxable.

     Consequences to the Company. The Company recognizes no deduction at the time of grant or exercise of an incentive stock option. The Company will recognize a deduction at the time of exercise of a non-qualified stock option on the difference between the option price and the fair market value of the shares on the date of grant. The Company also will recognize a deduction to the extent the optionee recognizes income upon a disqualifying disposition of shares underlying an incentive stock option.

     Under Section 162(m) of the Code, publicly-held companies may be limited as to income tax deductions to the extent total remuneration (including compensation received through the exercise of stock options) for certain executive officers exceeds $1 million in any one year. However, Section 162(m) provides an exception for "performance-based" remuneration, including stock options. Section 162(m) requires that certain actions must be taken by a compensation committee of two or more outside directors and that the material terms of such remuneration must be approved by a majority vote of the shareholders in order for stock options to qualify as "performance-based" remuneration. The regulations adopted pursuant to Section 162(m) which establish the requirements for options to be treated as "performance-based" remuneration require stock option plans to set forth the maximum number of options that may be awarded to any employee in any one year. Accordingly, the Board of Directors approved an amendment to the 1995 Plan to establish a limitation on the number of options that may be awarded to any employee under the 1995 Plan in any calendar year of 100,000, except that options for up to an additional 100,000 shares may be granted in connection with a person's initial employment with the Company. If the proposed amendments to the 1995 Plan are not approved, stock options granted under the 1995 Plan will not qualify as "performance-based" remuneration under Section 162(m).

BOARD RECOMMENDATION

     For the reasons discussed above, the Board recommends a vote FOR approval of the amendments to the Company's 1995 Stock Incentive Plan. This proposal must be approved by the affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting. Abstentions are treated as "no" votes in determining whether the proposal is approved. Broker non-votes are not counted and have no effect on the results of the vote on the proposal. PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR APPROVAL OF THE AMENDMENTS TO THE 1995 STOCK INCENTIVE PLAN UNLESS A VOTE AGAINST THE PROPOSAL OR ABSTENTION IS SPECIFICALLY INDICATED.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

SECTION 16(A) BENEFICIAL REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act") requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such persons also are required to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of such reports received by it with respect to fiscal 1996, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and persons who own more than 10% of a registered class of the Company's equity securities have been complied with for fiscal 1996, except for one Form 4 filed late for Glenwood Capital Investment Partners.

              STOCK OWNED BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information regarding the ownership of the Common Stock as of April 24, 1997, with respect to: (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's directors, (iii) each of the Company's nominees for election as director, (iv) each of the Company's named executive officers, and (v) all directors and executive officers as a group.

                                                           SHARES OF COMMON
                                                                STOCK
                                                             BENEFICIALLY     PERCENT OF COMMON
                  NAME AND BUSINESS ADDRESS                    OWNED(1)       STOCK OUTSTANDING
    -----------------------------------------------------  ----------------   -----------------
    FMR Corp.(2).........................................       532,200             7.9%
      82 Devonshire Street
      Boston, MA 02109
    Granahan Investment Management, Inc.(3)..............       393,000              5.9
      275 Wyman Street, Suite 270
      Waltham, MA 02154
    Scudder, Stevens & Clark, Inc.(4)....................       393,000              5.9
      45 Park Avenue
      New York, NY 10154
    President and Fellows of Harvard College(5)..........       359,200              5.4
      c/o Harvard Management Company, Inc.
      600 Atlantic Avenue
      Boston, MA 02210
    Greg Applegate.......................................         6,613                *
    Michael F. Bosworth..................................       139,395              2.1
    P. David Bundy.......................................        29,961                *
    Stephen W. Director..................................        18,710                *
    Gerald Fahrenkopf....................................        30,868                *
    Stuart A. Harrington.................................       106,617              1.6
    Richard P. Magnuson..................................        11,073                *
    James B. Moon........................................        12,089                *
    James Plymale........................................        10,441                *
    John C. Savage(6)....................................        38,524                *
    Executive Officers and Directors as a group (10
      persons)...........................................       414,851              6.0

---------------
 *  less than one percent

(1) Beneficial ownership is determined in accordance with rules of the SEC, and includes voting power and investment power with respect to shares. Shares issuable upon the exercise of outstanding stock options that are currently exercisable or become exercisable within 60 days from April 24, 1997 are considered outstanding for the purpose of calculating the percentage of Common Stock owned by such person, but not for the purpose of calculating the percentage of Common Stock owned by any other person. The number of shares that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 24, 1997, is as follows:
    Mr. Director -- 18,710, Mr. Savage -- 5,000; Mr. Magnuson -- 11,073; Mr. Moon -- 12,089; Mr. Bosworth -- 76,538; Mr. Bundy -- 29,627; Mr.
    Plymale -- 10,441; Mr. Fahrenkopf -- 30,868; Mr. Harrington -- -0-, and all directors and officers as a group -- 200,959. The table does not include shares subject to options that will be granted to Messrs. Director, Savage, Magnuson and Moon under the 1995 Stock Option Plan for Nonemployee Directors immediately after the Annual Meeting.

(2) This information as to beneficial ownership is based on a Schedule 13G filed by FMR Corp., Edward C. Johnson 3d, Chairman of FMR Corp. and Abigail P. Johnson, a director of FMR Corp., on February 12, 1997. The Schedule 13G states that, as of December 31, 1996, Fidelity Management & Research Company, Boston, Massachusetts, a wholly owned subsidiary of FMR Corp., was the beneficial owner of 532,200 shares of Common Stock owned by the Fidelity Low-Priced Stock Fund (the "Fund") an investment company, as to which it serves as investment adviser. According to the Schedule 13G, Mr. Johnson, Ms. Johnson and FMR Corp. have sole dispositive power and no voting power with respect to the 532,200 shares of Common Stock owned by the Fund.

(3) This information as to beneficial ownership is based on a Schedule 13G filed by Granahan Investment Management, Inc. with the Securities and Exchange Commission on February 13, 1997. The Schedule 13G states that, as of December 31, 1996, Granahan Investment Management, Inc. had sole voting power with respect to 14,000 shares of Common Stock and sole dispositive power with respect to 393,000 shares of Common Stock.

(4) This information as to beneficial ownership is based on a Schedule 13G filed by Scudder, Stevens & Clark, Inc. with the Securities and Exchange Commission on February 10, 1997. The Schedule 13G states that, as of December 31, 1996, Scudder, Stevens & Clark, Inc. had sole voting power with respect to 154,700 shares of Common Stock, shared voting power with respect to 100,000 shares of Common Stock and sole dispositive power with respect to 393,000 shares of Common Stock.

(5) This information as to beneficial ownership is based on a Schedule 13G filed by the President and Fellows of Harvard College with the Securities and Exchange Commission on February 14, 1997. The Schedule 13G states that, as of December 31, 1996, the President and Fellows of Harvard College had sole voting and dispositive power with respect to 359,200 shares of Common Stock.

(6) Includes 33,524 shares beneficially owned by Glenwood Capital Associates. Mr. Savage is a director of the Company and is a General Partner of Glenwood Capital Associates. Mr. Savage may be deemed to share voting and investment powers with respect to those entities but disclaims beneficial ownership of such shares held by entities affiliated with Glenwood Capital Associates except to the extent Mr. Savage has a pecuniary interest.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed KPMG Peat Marwick LLP to act as independent auditors for the Company for the fiscal year ending December 31, 1997, subject to ratification of such appointment by the Company's shareholders.

     Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of KPMG Peat Marwick LLP to audit the books and accounts of the Company for the fiscal year ending December 31, 1997. No determination has been made as to what action the Board of Directors would take if the shareholders do not ratify the appointment.

     A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                  DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

     Any shareholder proposal intended for inclusion in the proxy statement and form of proxy relating to the Company's 1998 annual meeting of shareholders must be received by the Company not later than December 30, 1997, pursuant to the proxy soliciting regulations of the Securities and Exchange Commission (the "SEC"). In addition, the Company's Bylaws require that notice of shareholder proposals and nominations for director be delivered to the Secretary of the Company not less than 60 days nor more than 90 days prior to the date of an annual meeting, unless notice or public disclosure of the date of the meeting occurs less than 60 days prior to the date of such meeting, in which event, shareholders may deliver such notice not later than the 10th day following the day on which notice of the date of the meeting was mailed or public disclosure thereof was made. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not know of any other matters to be presented for action by the shareholders at the 1997 Annual Meeting. If, however, any other matters not now known are properly brought before the meeting, the persons named in the accompanying proxy will vote such proxy in accordance with the determination of a majority of the Board of Directors.

                              COST OF SOLICITATION

     The cost of soliciting proxies will be borne by the Company. In addition to use of the mails, proxies may be solicited personally or by telephone by directors, officers and employees of the Company, who will not be specially compensated for such activities. Such solicitations may be made personally, or by mail, facsimile, telephone, telegraph or messenger. The Company will also request persons, firms and companies holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such persons for their reasonable expenses incurred in that connection.

                             ADDITIONAL INFORMATION

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1996 accompanies this Proxy Statement. The Company is required to file an Annual Report on Form 10-KSB for the year ended December 31, 1996 with the Securities and Exchange Commission. Shareholders may obtain a copy of the Form 10-KSB (without exhibits) by writing to Secretary, OrCAD Inc., 9300 S.W. Nimbus Avenue, Beaverton, OR 97008.

                                          By Order of the Board of Directors

                                          /s/ MICHAEL F. BOSWORTH
                                          Michael F. Bosworth

                                          President, Chief Executive Officer,

                                          and Chairman of the Board

Beaverton, Oregon

April 30, 1997

                                                                      APPENDIX A

                                  ORCAD, INC.

                       AMENDED 1995 STOCK INCENTIVE PLAN*

1. PURPOSES OF THE PLAN.

     The purposes of this Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

     Options granted hereunder may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or "nonqualified stock options," at the discretion of the Board and as reflected in the terms of the written option agreement. In addition, shares of the Company's Common Stock may be Sold hereunder independent of any Option grant.

2. DEFINITIONS.

     As used herein, the following definitions shall apply:

          2.1 "Administrator" shall mean the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4.1 of the Plan.

          2.2 "Board" shall mean [the Committee, if one has been appointed, or] the Board of Directors of the Company[, if no Committee is appointed].

          2.3  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          2.4 "Committee" shall mean a Committee appointed by the Board in accordance with Section 4.1 of the Plan.

          2.5  "Common Stock" shall mean the Common Stock of the Company.

          2.6  "Company" shall mean OrCAD, Inc., a Delaware corporation.

          2.7 "Consultant" shall mean any person who is engaged by the Company or any PARENT OR Subsidiary to render consulting services AND IS COMPENSATED FOR SUCH CONSULTING SERVICES AND ANY DIRECTOR OF THE COMPANY WHETHER COMPENSATED FOR SUCH SERVICES OR NOT[, provided that the term "Consultant" shall not include Directors who are only paid a director's fee or who are not compensated by the Company for their services as Directors].

          2.8 "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any sick leave, military leave, or any other leave of absence approved by the COMPANY [Board]; provided, however, that for purposes of Incentive Stock Options, any such leave is for a period of not more than ninety days or reemployment upon the expiration of such leave is guaranteed by contract or statute, PROVIDED FURTHER, THAT ON THE NINETY-FIRST DAY OF SUCH LEAVE (WHERE REEMPLOYMENT IS NOT GUARANTEED BY CONTRACT OR STATUTE) THE OPTIONEE'S INCENTIVE STOCK OPTION SHALL AUTOMATICALLY CONVERT TO A NONQUALIFIED STOCK OPTION; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

          2.9  "Director" shall mean a member of the Board.

          2.10 "Disability" shall mean total and permanent disability as defined in Section 22(e)(3) of the Code.

---------------

* NOTE: Material in BOLDFACE (other than headings) is new, and deleted material has been bracketed.

          2.11 "Employee" shall mean any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither the payment of a director's fee by the Company nor service as a Director shall be sufficient to constitute "employment" by the Company.

          2.12 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          2.13 "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          2.14 "Nonqualified Stock Option" shall mean an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          2.15 "Notice of Grant" shall mean a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

          2.16 "Officer" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          2.17  "Option" shall mean a stock option granted pursuant to the Plan.

          2.18 "Option Agreement" shall mean a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          2.19 "Optioned Stock" shall mean the Common Stock subject to an Option.

          2.20 "Optionee" shall mean an Employee or Consultant who receives an Option.

          2.21 "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          2.22  "Plan" shall mean this 1995 Stock Incentive Plan.

          2.23 "Rule 16b-3" shall mean Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          2.24 "Sale" or "Sold" shall include, with respect to the sale of Shares under the Plan, the sale of Shares for consideration in the form of cash or notes, as well as a grant of Shares for consideration in the form of past or future services.

          2.25 "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

          2.26 "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. STOCK SUBJECT TO THE PLAN.

     Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and/or Sold under the Plan is 2,000,000 (post-split) shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future Option grants and/or Sales under the Plan; provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

4. ADMINISTRATION OF THE PLAN.

        4.1  Procedure.

             4.1.1 Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

             4.1.2 Administration With Respect to Directors and Officers Subject to Section 16(b). With respect to Option grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3, or
        (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted to comply with the rules, IF ANY, governing a plan intended to qualify as a discretionary plan under Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules, if any, governing a plan intended to qualify as a discretionary plan under Rule 16b-3. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

             4.1.3 Administration With Respect to Other Persons. With respect to Option grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by
        (a) the Board or (b) a Committee designated by the Board, which Committee shall be constituted to satisfy the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

          4.2 Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

             4.2.1 to grant Incentive Stock Options in accordance with Section 422 of the Code, or Nonqualified Stock Options;

             4.2.2 to authorize Sales of Shares of Common Stock hereunder;

             4.2.3 to determine, upon review of relevant information and in accordance with Section 8.2 of the Plan, the fair market value of the Common Stock;

             4.2.4 to determine the exercise/purchase price per Share of Options to be granted or Shares to be Sold, which exercise/purchase price shall be determined in accordance with Section 8.1 of the Plan;

             4.2.5 to determine the Employees or Consultants to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option;

             4.2.6 to determine the Employees or Consultants to whom, and the time or times at which, Shares shall be Sold and the number of Shares to be Sold;

             4.2.7 to interpret the Plan;

             4.2.8 to prescribe, amend and rescind rules and regulations relating to the Plan;

             4.2.9 to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option;

             4.2.10 to determine the terms and provisions of each Sale of Shares (which need not be identical) and, with the consent of the purchaser thereof, modify or amend each Sale;

             4.2.11 to accelerate or defer (with the consent of the Optionee) the exercise date of any Option;

             4.2.12 to accelerate or defer (with the consent of the Optionee or purchaser of Shares) the vesting restrictions applicable to Shares Sold under the Plan or pursuant to Options granted under the Plan;

             4.2.13 to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Sale of Shares previously granted or authorized by the Board;

             4.2.14 to determine the restrictions on transfer, vesting restrictions, repurchase rights, or other restrictions applicable to Shares issued under the Plan;

             4.2.15 to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding Options under the Plan and to grant in substitution therefor new Options under the Plan covering the same or different numbers of Shares, but having an Option price per Share consistent with the provisions of Section 8 of this Plan as of the date of the new Option grant;

             4.2.16 to establish, on a case-by-case basis, different terms and conditions pertaining to exercise or vesting rights upon termination of employment, whether at the time of an Option grant or Sale of Shares, or thereafter;

             4.2.17 to approve forms of agreement for use under the Plan;

             4.2.18 to reduce the exercise price of any Option to the then current fair market value if the fair market value of the Common Stock covered by such Option shall have declined since the date the Option was granted; [and]

             4.2.19 TO DETERMINE WHETHER AND UNDER WHAT CIRCUMSTANCES AN OPTION MAY BE SETTLED IN CASH UNDER SUBSECTION 9.5 INSTEAD OF COMMON STOCK; AND

             4.2.20 to make all other determinations deemed necessary or advisable for the administration of the Plan.

          4.3 Effect of Board's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options granted under the Plan or Shares Sold under the Plan.

5. ELIGIBILITY.

          5.1 Persons Eligible. Options may be granted and/or Shares Sold only to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Sold Shares may, if he or she is otherwise eligible, be granted an additional Option or Options or Sold additional Shares.

          5.2 ISO Limitation. To the extent that the aggregate fair market value of shares subject to an Optionee's Incentive Stock Options granted by the Company, any Parent or Subsidiary, which (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. For purposes of this Section 5.2, Incentive Stock Options shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the time of grant.

          5.3 Section 5.2 Limitations. Section 5.2 of the Plan shall apply only to an Incentive Stock Option evidenced by an Option Agreement which sets forth the intention of the Company and the Optionee that such Option shall qualify as an Incentive Stock Option. Section 5.2 of the Plan shall not apply to any Option evidenced by a Option Agreement which sets forth the intention of the Company and the Optionee that such Option shall be a Nonqualified Stock Option.

          5.4 No Right to Continued Employment. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his employment or consulting relationship at any time.

          5.5 OTHER LIMITATIONS. THE FOLLOWING LIMITATIONS SHALL APPLY TO GRANTS OF OPTIONS TO EMPLOYEES:

             5.5.1 NO EMPLOYEE SHALL BE GRANTED, IN ANY FISCAL YEAR OF THE COMPANY, OPTIONS TO PURCHASE MORE THAN 100,000 SHARES.

             5.5.2 IN CONNECTION WITH HIS OR HER INITIAL EMPLOYMENT, AN EMPLOYEE MAY BE GRANTED OPTIONS TO PURCHASE UP TO AN ADDITIONAL 100,000 SHARES WHICH SHALL NOT COUNT AGAINST THE LIMIT SET FORTH IN SUBSECTION
        5.5.1 ABOVE.

             5.5.3 THE FOREGOING LIMITATIONS SHALL BE ADJUSTED PROPORTIONATELY IN CONNECTION WITH ANY CHANGE IN THE COMPANY'S CAPITALIZATION AS DESCRIBED IN SECTION 11.

             5.5.4 IF AN OPTION IS CANCELED IN THE SAME FISCAL YEAR OF THE COMPANY IN WHICH IT WAS GRANTED (OTHER THAN IN CONNECTION WITH A TRANSACTION DESCRIBED IN SECTION 11, THE CANCELED OPTION SHALL BE COUNTED AGAINST THE LIMITS SET FORTH IN SUBSECTIONS 5.5.1 AND 5.5.2) ABOVE. FOR THIS PURPOSE, IF THE EXERCISE PRICE OF AN OPTION IS REDUCED, THE TRANSACTION WILL BE TREATED AS A CANCELLATION OF THE OPTION AND THE GRANT OF A NEW OPTION.

6. TERM OF PLAN.

     The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in
Section 17 of the Plan. It shall continue in effect for a term of ten (10) years, unless sooner terminated under Section 13 of the Plan.

7. TERM OF OPTION.

     The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten
(10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Notice of Grant.

8. EXERCISE/PURCHASE PRICE AND CONSIDERATION.

          8.1 Exercise/Purchase Price. The per-Share exercise/purchase price for the Shares to be issued pursuant to exercise of an Option or a Sale shall be such price as is determined by the Administrator, but shall be subject to the following:

             8.1.1  In the case of an Incentive Stock Option

                (a) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the fair market value per Share on the date of the grant.

                (b) granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the fair market value per Share on the date of grant.

             8.1.2 In the case of a Nonqualified Stock Option or Sale THE PER SHARE EXERCISE/PURCHASE PRICE DETERMINED BY THE ADMINISTRATOR.

                [(a) granted or Sold to a person who, at the time of the grant of such Option or authorization of such Sale, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise/purchase price shall be no less than one hundred ten percent (110%) of the fair market value per Share on the date of the grant or authorization of Sale, unless otherwise expressly determined by the Administrator.]

                [(b) granted or Sold to any other person, the per Share exercise/purchase price shall be no less than eighty-five percent (85%) of the fair market value per Share on the date of grant or authorization of Sale, unless otherwise expressly determined by the Administrator.]

                [(c)] Any determination to ESTABLISH AN OPTION EXERCISE PRICE OR EFFECT A SALE OF COMMON STOCK [sell stock] at less than fair market value on the date of the OPTION grant or authorization of Sale shall be accompanied by an express finding by the Administrator specifying that the sale is in the best interest of the Company, and specifying both the fair market value and the OPTION EXERCISE [grant] or S[s]ale price of the COMMON Sstock.

             [8.1.3 IN THE CASE OF AN OPTION GRANTED OR SALE AUTHORIZED ON OR AFTER THE EFFECTIVE DATE OF REGISTRATION OF ANY CLASS OF EQUITY SECURITY OF THE COMPANY PURSUANT TO SECTION 12 OF THE EXCHANGE ACT AND PRIOR TO SIX (6) MONTHS AFTER THE TERMINATION OF SUCH REGISTRATION, THE PER SHARE EXERCISE/PURCHASE PRICE SHALL BE NO LESS THAN ONE HUNDRED PERCENT (100%) OF THE FAIR MARKET VALUE PER SHARE ON THE DATE OF GRANT OR AUTHORIZATION OF SALE.]

          8.2 Fair Market Value. The fair market value per Share shall be determined by the Administrator in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the closing price of the Common Stock (or the closing bid if no sales were reported) for the last market trading day prior to the date of grant of the Option or authorization of Sale or other determination, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) System) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange for the last market trading day prior to the date of grant of the Option or authorization of Sale or other determination, as reported in The Wall Street Journal.

          8.3 Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option or pursuant to a Sale, including the method of payment, shall be determined by the Administrator. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist of:

           8.3.1  cash;

           8.3.2  check;

           8.3.3  transfer to the Company of Shares which

                (a) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and

                (b) HAVE [having] a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

             8.3.4 delivery of A PROPERLY EXECUTED EXERCISE NOTICE TOGETHER WITH IRREVOCABLE INSTRUCTIONS TO A BROKER TO PROMPTLY DELIVER TO THE COMPANY THE AMOUNT OF SALE OR LOAN PROCEEDS REQUIRED TO PAY THE EXERCISE PRICE; [instructions to the Company to withhold from the Shares that would otherwise be]

        [issued on the exercise that number of Shares having a fair market value at the time of such exercise equal to the Option exercise price;]

             8.3.5 such other consideration and method of payment for the issuance of Shares to the extent permitted by legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code; or

             8.3.6  any combination of the foregoing methods of payment.

     If the fair market value of the number of whole Shares transferred or the number of whole Shares surrendered is less than the total exercise price of the Option, the shortfall must be made up in cash or by check. Notwithstanding the foregoing provisions of this Section 8.3, the consideration for Shares to be issued pursuant to a Sale may not include, in whole or in part, the consideration set forth in subsections (iii) and (iv) above.

9. EXERCISE OF OPTION.

          9.1 Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under the Option Agreement and
Section 8.3 of the Plan. Each Optionee who exercises an Option shall, upon notification of the amount due (if any) and prior to or concurrent with delivery of the certificate representing the Shares, pay to the Company amounts necessary to satisfy applicable federal, state and local tax withholding requirements. An Optionee must also provide a duly executed copy of any stock transfer agreement then in effect and determined to be applicable by the Administrator. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          9.2 Termination of Employment or Consulting Relationship. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or Disability) the Optionee may exercise his or her Option, but only within such period of time as is determined by the Administrator, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the case of an Incentive Stock Option, the Administrator shall determine such period of time (in no event to exceed ninety (90) days from the date of termination) when the Option is granted. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option with the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          9.3 Disability of Optionee. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her

     Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          9.4 Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in the no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          9.5 BUYOUT PROVISIONS. THE ADMINISTRATOR MAY AT ANY TIME OFFER TO BUYOUT FOR A PAYMENT IN CASH OR SHARES, AN OPTION PREVIOUSLY GRANTED, BASED ON SUCH TERMS AND CONDITIONS AS THE ADMINISTRATOR SHALL ESTABLISH AND COMMUNICATE TO THE OPTIONEE AT THE TIME SUCH OFFER IS MADE.

10. NONTRANSFERABILITY OF OPTIONS.

     EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED IN THE OPTION AGREEMENT, a[A]n Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will, or by the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by the Optionee or, if incapacitated, by his or her legal guardian or legal representative.

11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

          11.1 Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or Sales made or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          11.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each outstanding Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

          11.3 Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a Parent or Subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Administrator makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice or such shorter period as the Administrator may specify in the notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the Optionee, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

12. TIME OF GRANTING OPTIONS.

     The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

13. AMENDMENT AND TERMINATION OF THE PLAN.

          13.1 Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable.[; provided, however, that if required to qualify the Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act no amendment shall be made more than once every six months that would change the amount, price or timing of the option grants, other than to comport with changes in the Code or the rules and regulations promulgated thereunder; and provided, further, that, if required to qualify the Plan under Rule 16b-3, no amendment shall be made without the approval of the stockholders of the Company in the manner described in Section 17 of the Plan if the amendment would:]

             [13.1.1 increase the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan;]

             [13.1.2 make a change in the designation of the class of Employees or Consultants eligible to be granted Options; or]

             [13.1.3 if the Company has a class of equity security registered under Section 12 of the Exchange Act at the time of such revision or amendment, cause any material increase in the benefits accruing to participants under the Plan.]

          13.2 Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

          13.3 Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

14. CONDITIONS UPON ISSUANCE OF SHARES.

     Shares shall not be issued pursuant to the exercise of an Option or a Sale unless the exercise of such Option or consummation of the Sale and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, applicable state securities laws, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange (including NASDAQ) upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

15. RESERVATION OF SHARES.

     The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

16. LIABILITY OF COMPANY.

          16.1 Inability to Obtain Authority. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          As a condition to the exercise of an Option or a Sale, the Company may require the person exercising such Option or to whom Shares are being Sold to represent and warrant at the time of any such exercise or Sale that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

          16.2 Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 13 of the Plan.

17. STOCKHOLDER APPROVAL.

     Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

[18. SIX MONTH HOLDING PERIOD FOR AFFILIATES.]

     [If the Company registers any class of any equity security pursuant to
Section 12 of the Exchange Act, then from the effective date of such registration until six (6) months after the termination of such registration (the Public Period), these limits will apply to each Officer, Director and beneficial owner of ten percent (10%) or more of any class of equity securities of the Company (Affiliates.) During the Public Period, any Affiliate shall hold Shares Sold hereunder at least six months from the date of Sale. During the Public Period, at least six months must elapse from the date of grant of an Option to an Affiliate to the date the Affiliate disposes of the Shares acquired upon exercise of the Option, or (if the Option is disposed of other than by exercise) to the date of disposition of the Option itself.]

                                                            Please mark
                                                            your vote as   / X /
                                                            indicated in
                                                            this example.

                                                                FOR                      WITHHOLD
                                                           the nominees                  AUTHORITY
                                                       listed below (except           to vote for all
                                                        as indicated below)         nominees listed below
1. Election of five directors.                                /   /                        /   /

   Nominees: Michael F. Bosworth, John C. Savage
   Stephen W. Director, Richard P. Magnuson and James B. Moon

   INSTRUCTION: To withhold authority to vote for any nominee write that nominee's name in this space.


   --------------------------------------------------------------

                                                              FOR               AGAINST             ABSTAIN
2. Approval of amendments to the Company's 1995              /   /               /   /               /   /
   Stock Incentive Plan.

                                                              FOR               AGAINST             ABSTAIN
3. Ratification of appointment of auditors.                  /   /               /   /               /   /

4. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS. The undersigned hereby acknowledges receipt of the Company's Proxy Statement and hereby revokes any proxy or proxies previously given.

                         Please sign below exactly as your name appears on this Proxy Card. If shares are registered in more than one name, all such persons should sign. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).

                         If you receive more than one Proxy Card, please sign and return all such cards in the accompanying envelope.


-------------------------- ---------------------------- ------------------------
Typed or Printed Name(s)   Authorized Signature         Title or Authority, if
                                                        Applicable

PROXY



                                  OrCAD, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of OrCAD, Inc., a Delaware corporation (the "Company"), hereby appoints Michael F. Bosworth and P. David Bundy, or either or them, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 1:00 p.m. local time, on Thursday, June 19, 1997, at the Crowne Plaza, 14811 Kruse Oaks Blvd., Lake Oswego, Oregon, and any adjournments or postponements thereof upon the matters listed herein.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD TODAY, USING THE ENCLOSED ENVELOPE.

                          (CONTINUED ON REVERSE SIDE)